UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 22, 2014

PARKER-HANNIFIN CORPORATION
(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6035 Parkland Boulevard, Cleveland, Ohio		44124-4141
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (216) 896-3000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On October 22, 2014, the shareholders of Parker-Hannifin Corporation (the "Company") approved the Parker-Hannifin Corporation Global Employee Stock Purchase Plan (the "Plan"). The Plan offers eligible employees the opportunity to acquire the Company's common stock through periodic payroll deductions that will be applied towards the purchase of the Company's common shares at a discount from the then current market price. Currently, the Company's Board of Directors does not intend for the Company (including the named executive officers) to be designated to participate in the Plan. The effective date of the Plan is January 1, 2015. The foregoing summary of the Plan is qualified in its entirety by reference to the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)    The Annual Meeting of the Shareholders of the Company was held on October 22, 2014. The number of common shares represented at the Annual Meeting of the Shareholders was
130,133,925.

(b)(i)    The Shareholders elected the following directors for a term expiring at the Annual
Meeting of Shareholders in 2015, as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Robert G. Bohn	117,032,489	3,040,877	10,060,559
Linda S. Harty	117,190,927	2,882,439	10,060,559
William E. Kassling	116,188,847	3,884,519	10,060,559
Robert J. Kohlhepp	115,491,525	4,581,841	10,060,559
Kevin A. Lobo	117,178,751	2,894,615	10,060,559
Klaus-Peter Müller	116,618,707	3,454,659	10,060,559
Candy M. Obourn	116,315,349	3,758,017	10,060,559
Joseph Scaminace	115,619,366	4,454,000	10,060,559
Wolfgang R. Schmitt	116,147,374	3,925,992	10,060,559
Åke Svensson	117,409,815	2,663,551	10,060,559
James L. Wainscott	116,736,934	3,336,432	10,060,559
Donald E. Washkewicz	115,345,884	4,727,482	10,060,559

(ii)	The Shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015, as follows:

For:        128,895,031
Against:      596,141
Abstain:      642,753

(iii)	The Shareholders approved, on a non-binding, advisory basis, the compensation of the named executive officers of the Company, as follows:

For:        110,909,391
Against:      7,949,813
Abstain:      1,211,742
Broker Non-Votes: 10,060,559

(iv) The Shareholders approved the Parker-Hannifin Corporation Global Employee Stock Purchase Plan, as follows:

For:         117,422,704
Against:      1,932,522
Abstain:      716,122
Broker Non-Votes: 10,060,559

(v) The shareholder proposal requesting the Board of Directors to initiate the appropriate process to amend the Company's Articles of Incorporation to provide that director nominees be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote retained for contested director elections, did not achieve the vote standard necessary as set forth in the Company's Definitive Proxy Statement and the results were as follows:

For:        64,320,560
Against:     54,393,841
Abstain:      1,322,375
Broker Non-Votes: 10,060,559

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.        Description of Exhibit

10.1            Parker-Hannifin Corporation Global Employee Stock Purchase Plan incorporated by reference to Appendix A to the Registrant's Definitive Proxy Statement filed with the Securities and Exchange Commission on September 22, 2014
(Commission File No. 1 - 4982).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

By: /s/Joseph R. Leonti
Joseph R. Leonti
Vice President and Secretary

Date: October 28, 2014

EXHIBIT INDEX

Exhibit No.        Description of Exhibit

10.1            Parker-Hannifin Corporation Global Employee Stock Purchase Plan incorporated by reference to Appendix A to the Registrant's Definitive Proxy Statement filed with the Securities and Exchange Commission on September 22, 2014
(Commission File No. 1 - 4982).